SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 2000


                     INFORMATION MANAGEMENT ASSOCIATES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Connecticut                   001-13211                  06-1289928
----------------------------   ------------------------      -------------------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)


           One Corporate Drive, Suite 400, Shelton, Connecticut 06484
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (203) 925-6800
                -------------------------------------------------
                Registrant's telephone number including area code


         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     On January 27, 2000, Information Management Associates, Inc. ("IMA") reported that a lawsuit had been filed against it and two of its officers in the U.S. District Court of Connecticut. IMA issued a press release (the "Press Release") announcing the filing of the lawsuit. The Press Release is hereby incorporated by reference herein and is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          Exhibit No.                      Description
          -----------                      -----------
             99.1                          Press Release dated January 27, 2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  January 27, 2000                     INFORMATION MANAGEMENT
                                            ASSOCIATES, INC.


                                            By: /s/ Albert R. Subbloie, Jr.
                                                -------------------------------
                                                Name:  Albert R. Subbloie, Jr.
                                                Title: President and Chief
                                                       Executive Officer

                                  Exhibit Index
                                  -------------

Exhibit No.                             Exhibit
-----------                             -------
   99.1                                 Press Release dated January 27, 2000.